UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

U.S. GOVERNMENT

SECURITIES FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   DECEMBER 31, 2004

NOT FDIC INSURED  •  NOT BANK GUARANTEED  •  MAY LOSE VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP rose a solid 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November, and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators

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appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the

Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 3, 2005

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MANAGER OVERVIEW

MARK LINDBLOOM

Vice President and

Investment Officer

FRANCIS MUSTARO

Vice President and

Investment Officer

Performance Review

For the 12 months ended December 31, 2004, Class A shares of the U.S. Government Securities Fund, excluding sales charges, returned 3.58%. In comparison, the average return of funds in the Lipper U.S. Mortgage Funds

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Class A Shares — U.S. Government Securities Fund	3.24%	3.58%

Lehman Brothers Mortgage-Backed Securities Index	3.90%	4.70%

Lipper U.S. Mortgage Funds Category Average	3.25%	3.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.90%, Class C shares returned 2.91% and Class Y shares returned 3.41% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 3.02%, Class C shares returned 2.82% and Class Y shares returned 3.85% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 84 funds for the six-month period and among the 84 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

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Category1 was 3.68% during the same period. The fund’s unmanaged benchmark, the Lehman Brothers Mortgage-Backed Securities Indexiv returned 4.70%.

Market Overview

As widely anticipated, the Fed raised its federal funds target rate during 2004, bringing it to 2.25%, at year end, from 1.00%, which had been its lowest level in more than 40 years. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Even though the market fully expected the 25 basis pointv hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June. After reaching its high in June, the 10-year U.S. Treasury market rallied after the Fed’s initial 25 basis point rate hike and remained range bound for the remainder of the year.

Investors spent much of the year dissecting language from the Fed for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recession.vi Although a series of one-off events — surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4.0% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past yearvii, but the pace of improvements was uneven from month-to-month. Given the combination of strong GDP results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable duration during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 84 funds in the fund’s Lipper category and excluding sales charges.

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Factors Impacting Fund Performance

During the 12 months ended December 31, 2004, we remained short durationviii versus the benchmark as we continue to position our portfolio defensively. During the fourth quarter of 2004, the fund owned some U.S. Treasury securities as an alternative to mortgage-backed securities (“MBS”). This detracted from overall portfolio returns, as MBS outperformed U.S. Treasuries.

Given current tight spread levels within the MBS sector, we remain cautious. We continue to monitor our tactical sector allocations and will make adjustments as interest rate volatility increases and rates start to backup on the 10-year part of the yield curve.

Thank you for your investment in the Smith Barney Funds, Inc. — U.S. Government Securities Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark Lindbloom Vice President and Investment Officer	Francis Mustaro Vice President and Investment Officer

February 3, 2005

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top sector holdings (as a percentage of net assets) as of December 31, 2004 were: U.S. Government Agency Obligations (83.4%); Repurchase Agreement (44.6%); Collateralized Mortgage Obligations (14.1%); U.S. Treasury Obligations (4.0%). The fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Keep in mind, bond and mortgage-related securities are subject to interest rate and market risks. The U.S. government guarantee of principal and interest payments only applies to underlying securities in the fund’s portfolio, not in the fund’s shares. Please note that the fund’s shares are not guaranteed by the U.S. government or its agencies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and could have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Mortgage-Backed Securities Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation.
[v]	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
vi	Source: Based upon gross domestic product data from the Bureau of Economic Analysis.
vii	Based upon data from the U.S. Department of Labor.
viii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	3.24%	$1,000.00	$1,032.40	0.83%	$4.24

Class B	2.90	1,000.00	1,029.00	1.34	6.83

Class C(4)	2.91	1,000.00	1,029.10	1.55	7.91

Class Y	3.41	1,000.00	1,034.10	0.50	2.56

(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value and does not reflect applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.96	0.83%	$4.22

Class B	5.00	1,000.00	1,018.40	1.34	6.80

Class C(3)	5.00	1,000.00	1,017.34	1.55	7.86

Class Y	5.00	1,000.00	1,022.62	0.50	2.54

(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	3.58%	3.02%	2.82%	3.85%

Five Years Ended 12/31/04	6.15	5.61	5.53	6.47

Ten Years Ended 12/31/04	6.60	6.07	6.04	6.92

Inception* through 12/31/04	8.05	6.19	5.36	6.09

	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	(1.08)%	(1.47)%	1.82%	3.85%

Five Years Ended 12/31/04	5.17	5.45	5.53	6.47

Ten Years Ended 12/31/04	6.11	6.07	6.04	6.92

Inception* through 12/31/04	7.80	6.19	5.36	6.09

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/94 through 12/31/04)	89.40%

Class B (12/31/94 through 12/31/04)	80.26

Class C(3) (12/31/94 through 12/31/04)	79.71

Class Y (12/31/94 through 12/31/04)	95.18

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charges of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	Inception dates for Class A, B, C and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the

U.S. Government Securities Fund vs.

Lehman Brothers Mortgage-Backed Securities Index†

December 1994 — December 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2004. The Lehman Brothers Mortgage-Backed Securities (“MBS”) Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	December 31, 2004

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.1%
$ 2,623,389	Bear Stearns Alternate-A Trust, Series 2003-4, Class 2A1,
	2.737% due 2/25/34 (a)	$2,625,113
	Countrywide Home Loans:
2,534,981	Series 2003-HYB1, Class 1A1, 3.794% due 5/19/33 (a)	2,527,461
4,416,191	Series 2003-J10, Class 1A2, 5.250% due 11/25/33	4,490,458
7,760,157	FHLMC Structured Pass-Through Securities, Series T-51, Class 1A,
	6.500% due 9/25/43 (b)	8,119,064
	FNMA Whole Loan:
12,500,000	Series 2003-W6, Class 1A31, 4.243% due 10/25/42 (b)	12,512,696
5,000,000	Series 2003-W12, Class 2A4, 3.350% due 6/25/43	4,913,620
101,600	Series 2003-W14, Class 1A1, 1.950% due 9/25/43	101,510
4,107,337	Series 2003-W14, Class 2A, 4.014% due 1/25/43 (a)	4,193,954
3,202,783	Series 2003-W15, Class 3A, 4.027% due 12/25/42 (a)	3,290,659
2,292,075	Series 2003-W19, Class 2A, 3.978% due 6/25/33 (a)	2,347,260
3,750,948	IMPAC Secured Assets Corporation, Series 2004-3
	Class 1A4, 2.817% due 11/25/34 (a)	3,754,646
2,397,781	Renaissance Home Equity Loan Trust, Series 2003-3
	Class A, 2.917% due 12/25/33 (a)	2,399,921
2,409,293	Structured Adjustable Rate Mortgage Loan, Series 2004-17
	Class A1, 2.734% due 11/25/34 (a)	2,402,688
1,936,496	Structured Asset Investment Loan Trust, Series 2003-BC1,
	Class A2, 2.757% due 1/25/33 (a)	1,940,702
517,551	Structured Asset Securities Corp., Series 2003-31A,
	Class 2A3, 2.050% due 10/25/33 (a)	516,959
1,276,459	Washington Mutual Mortgage Pass-Through Certificates,
	Series 2003-AR5, Class A7, 4.208% due 6/25/33 (a)	1,281,047

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $58,234,539)	57,417,758

U.S. GOVERNMENT AGENCY OBLIGATIONS — 83.4%
4,600,000	Federal Home Loan Bank, 5.125% due 3/6/06 (b)	4,709,375
	Federal Home Loan Mortgage Corporation (FHLMC):
1,107,404	7.000% due 2/1/16 (c)	1,174,265
3,293,529	6.500% due 1/1/32 (c)	3,477,092
1,803,228	6.257% due 2/1/32 (a)	1,835,002
2,221,328	5.685% due 5/1/32 (a)	2,285,138
13,094,963	6.000% due 3/1/33 (b)(c)	13,597,675
4,000,000	6.000% due 7/1/34	4,135,323
	Gold:
10,750,000	5.000% due 1/13/35 (d)(e)	10,676,094
27,000,000	5.500% due 1/13/35 (d)(e)	27,430,326
10,000,000	6.000% due 1/13/35 (d)(e)	10,331,250
27,000,000	6.500% due 1/13/35 (d)(e)	28,333,125

See Notes to Financial Statements.

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Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	SECURITY	VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS — 83.4% (continued)
	Federal National Mortgage Association (FNMA):
$ 1,186,979	5.500% due 12/1/16 (c)	$1,229,070
5,000,000	5.500% due 1/19/20 (d)(e)	5,167,190
10,000,000	6.000% due 1/19/20 (d)(e)	10,478,120
1,687,195	7.000% due 4/1/32 (c)	1,789,104
1,782,022	5.540% due 6/1/32 (a)	1,820,730
9,950,224	6.000% due 7/1/32 (c)	10,356,520
8,455,572	6.500% due 12/1/32 (b)(c)	8,877,843
6,071,250	4.652% due 1/1/33 (a)(b)	6,133,229
3,384,285	4.685% due 2/1/33 (a)	3,439,824
4,174,745	4.889% due 2/1/33 (a)(b)	4,256,644
2,994,086	4.479% due 4/1/33 (a)	3,024,141
5,868,287	4.550% due 5/1/33 (a)(b)	5,945,493
2,514,151	4.146% due 6/1/33 (a)	2,518,796
4,000,000	5.000% due 1/13/35 (d)(e)	3,968,752
32,000,000	5.500% due 1/13/35 (d)(e)	32,489,984
22,400,000	6.000% due 1/13/35 (d)(e)	23,162,990
50,600,887	5.000% due 3/1/34 (b)(c)	50,319,870
	Government National Mortgage Association (GNMA) Certificates:
3,890,190	7.000% due 11/15/31 (c)	4,137,129
1,122,181	7.500% due 2/15/32 (c)	1,205,628
9,227,664	6.500% due 10/15/32 (b)(c)	9,725,134
6,769,745	6.000% due 11/15/32 (b)	7,026,660
	GNMA Single Family:
24,200,000	5.000% due 1/20/35 (d)(e)	24,200,000
10,000,000	5.500% due 1/20/35 (d)(e)	10,206,250

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost — $336,545,351)	339,463,766

U.S. TREASURY OBLIGATIONS — 4.0%
	U.S. Treasury Notes:
3,900,000	3.250% due 1/15/09	3,867,400
3,000,000	4.000% due 6/15/09 (f)	3,058,008
5,000,000	3.375% due 9/15/09	4,955,860
1,500,000	4.250% due 8/15/13	1,512,306
3,000,000	4.250% due 8/15/14	3,007,620

	TOTAL U.S. TREASURY OBLIGATIONS (Cost — $16,363,457)	16,401,194

	SUB-TOTAL INVESTMENTS (Cost — $411,143,347)	413,282,718

See Notes to Financial Statements.

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Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT (b) — 44.6%
$181,664,000	Bank of America Corp., dated 12/31/04, 2.150% due 1/3/05; Proceeds at maturity — $181,696,548; (Fully collateralized by U.S. Government Agency Obligations, 0.000% to 7.375% due 1/17/05 to 7/15/32; Market value — $185,301,747) (Cost — $181,664,000)	$181,664,000

	TOTAL INVESTMENTS — 146.1% (Cost — $592,807,347*)	594,946,718
	Liabilities in Excess of Other Assets — (46.1%)	(187,642,527)

	TOTAL NET ASSETS — 100.0%	$407,304,191

(a)	Variable rate security.
(b)	All or a portion of this security is segregated for open futures contracts and/or collateral for mortgage dollar roll transactions.
(c)	Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
(d)	Security is issued on a to-be-announced basis (See Note 1).
(e)	Security acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(f)	All or a portion of this security is held as collateral for open futures contracts.
*	Aggregate cost for federal income tax purposes is $593,191,884.

See Notes to Financial Statements.

14        Smith Barney Funds, Inc.      |      2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $411,143,347)	$413,282,718
Repurchase agreement, at value (Cost — $181,664,000)	181,664,000

Total investments, at value (Cost — $592,807,347)	594,946,718
Cash	419
Receivable for securities sold	52,290,069
Receivable for Fund shares sold	2,321,315
Interest receivable	1,785,134
Receivable from broker — variation margin on open futures contracts	15,469
Prepaid expenses	39,380

Total Assets	651,398,504

LIABILITIES:
Payable for securities purchased	243,259,236
Payable for Fund shares reacquired	275,990
Deferred dollar roll income	167,953
Management fee payable	153,300
Transfer agency services payable	88,224
Distribution plan fees payable	55,638
Directors’ fees payable	2,164
Accrued expenses	91,808

Total Liabilities	244,094,313

Total Net Assets	$407,304,191

NET ASSETS:
Par value of capital shares (Note 6)	$305,168
Capital paid in excess of par value	409,713,994
Undistributed net investment income	737,243
Accumulated net realized loss from investment transactions and futures contracts	(5,611,811)
Net unrealized appreciation of investments and futures contracts	2,159,597

Total Net Assets	$407,304,191

Shares Outstanding:
Class A	14,617,488

Class B	4,288,208

Class C	4,740,015

Class Y	6,871,117

Net Asset Value:
Class A (and redemption price)	$13.35

Class B *	$13.36

Class C *	$13.31

Class Y (and redemption price)	$13.36

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$13.98

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15        Smith Barney Funds, Inc.      |      2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004 2004

INVESTMENT INCOME:
Interest	$15,053,170

EXPENSES:
Management fee (Note 2)	1,562,596
Distribution plan fees (Notes 2 and 4)	1,405,366
Transfer agency services (Notes 2 and 4)	437,992
Custody	54,543
Audit and legal	50,817
Shareholder communications (Note 4)	49,181
Registration fees	24,482
Directors’ fees	4,745
Other	9,174

Total Expenses	3,598,896
Less: Management fee waiver (Notes 2 and 8)	(45,261)

Net Expenses	3,553,635

Net Investment Income	11,499,535

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	957,641
Futures contracts	613,768

Net Realized Gain	1,571,409

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	(1,929,294)

Net Loss on Investments and Futures Contracts	(357,885)

Increase in Net Assets From Operations	$11,141,650

See Notes to Financial Statements.

16        Smith Barney Funds, Inc.      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$11,499,535	$10,581,576
Net realized gain	1,571,409	2,557,657
Net change in unrealized appreciation/depreciation	(1,929,294)	(4,628,729)

Increase in Net Assets From Operations	11,141,650	8,510,504

DIVIDENDS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(12,554,071)	(13,879,797)
Return of capital	—	(720,460)

Decrease in Net Assets From Dividends to Shareholders	(12,554,071)	(14,600,257)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	150,388,620	127,226,351
Net asset value of shares issued for reinvestment of dividends	9,356,538	11,226,208
Cost of shares reacquired	(112,982,531)	(137,592,154)

Increase in Net Assets From Fund Share Transactions	46,762,627	860,405

Increase (Decrease) in Net Assets	45,350,206	(5,229,348)
NET ASSETS:
Beginning of year	361,953,985	367,183,333

End of year*	$407,304,191	$361,953,985

* Includes undistributed (overdistributed) net investment income of:	$737,243	$(220,350)

See Notes to Financial Statements.

17        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares	2004		2003(1)		2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$13.39		$13.58		$13.21	$13.09	$12.67
Income (Loss) From Operations:
Net investment income	0.48		0.40		0.56	0.67 (2)	0.78
Net realized and unrealized gain (loss)	(0.01)		(0.07)		0.45	0.24 (2)	0.44
Total Income From Operations	0.47		0.33		1.01	0.91	1.22
Less Dividends From:
Net investment income	(0.51)		(0.49)		(0.64)	(0.79)	(0.80)
Return of capital	—		(0.03)		—	—	—
Total Dividends	(0.51)		(0.52)		(0.64)	(0.79)	(0.80)
Net Asset Value, End of Year	$13.35		$13.39		$13.58	$13.21	$13.09
Total Return(3)	3.58%		2.52%		7.78%	7.09%	9.93%
Net Assets, End of Year (millions)	$195		$209		$234	$222	$225
Ratios to Average Net Assets:
Expenses	0.83	%(4)	0.83%		0.84%	0.85%	0.85%
Net investment income	3.59		2.91		4.15	5.04 (2)	6.19
Portfolio Turnover Rate	23	%(5)	69	%(5)	418%	284%	214%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.69, $0.22 and 5.16% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.84%.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 523% and 427% for the years ended December 31, 2004 and 2003, respectively.

See Notes to Financial Statements.

18       Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares	2004		2003(1)		2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$13.41		$13.60		$13.23	$13.11	$12.69
Income (Loss) From Operations:
Net investment income	0.41		0.33		0.50	0.58 (2)	0.72
Net realized and unrealized gain (loss)	(0.01)		(0.06)		0.44	0.26 (2)	0.43
Total Income From Operations	0.40		0.27		0.94	0.84	1.15
Less Dividends From:
Net investment income	(0.45)		(0.43)		(0.57)	(0.72)	(0.73)
Return of capital	—		(0.03)		—	—	—
Total Dividends	(0.45)		(0.46)		(0.57)	(0.72)	(0.73)
Net Asset Value, End of Year	$13.36		$13.41		$13.60	$13.23	$13.11
Total Return(3)	3.02%		2.04%		7.25%	6.55%	9.36%
Net Assets, End of Year (millions)	$57		$71		$75	$45	$15
Ratios to Average Net Assets:
Expenses	1.33	%(4)	1.31%		1.32%	1.34%	1.37%
Net investment income	3.09		2.42		3.68	4.32 (2)	5.69
Portfolio Turnover Rate	23	%(5)	69	%(5)	418%	284%	214%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.59, $0.25 and 4.45% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.34%.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 523% and 427% for the years ended December 31, 2004 and 2003, respectively.

See Notes to Financial Statements.

19       Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)	2004		2003(2)		2002(2)	2001(2)	2000(2)
Net Asset Value, Beginning of Year	$13.37		$13.58		$13.22	$13.10	$12.67
Income (Loss) From Operations:
Net investment income	0.37		0.30		0.48	0.59 (3)	0.72
Net realized and unrealized gain (loss)	(0.00	)*	(0.06)		0.45	0.25 (3)	0.44
Total Income From Operations	0.37		0.24		0.93	0.84	1.16
Less Dividends From:
Net investment income	(0.43)		(0.42)		(0.57)	(0.72)	(0.73)
Return of capital	—		(0.03)		—	—	—
Total Dividends	(0.43)		(0.45)		(0.57)	(0.72)	(0.73)
Net Asset Value, End of Year	$13.31		$13.37		$13.58	$13.22	$13.10
Total Return(4)	2.82%		1.83%		7.17%	6.56%	9.45%
Net Assets, End of Year (millions)	$63		$61		$56	$31	$15
Ratios to Average Net Assets:
Expenses	1.58	%(5)	1.51%		1.43%	1.32%	1.32%
Net investment income	2.84		2.24		3.58	4.44 (3)	5.73
Portfolio Turnover Rate	23	%(6)	69	%(6)	418%	284%	214%
(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.61, $0.23 and 4.57% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 1.60%
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 523% and 427% for the years ended December 31, 2004 and 2003, respectively.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

20       Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares	2004		2003(1)		2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Year	$13.41		$13.59		$13.22	$13.10	$12.68
Income (Loss) From Operations:
Net investment income	0.57		0.44		0.60	0.70 (2)	0.83
Net realized and unrealized gain (loss)	(0.06)		(0.05)		0.44	0.25 (2)	0.43
Total Income From Operations	0.51		0.39		1.04	0.95	1.26
Less Dividends From:
Net investment income	(0.56)		(0.54)		(0.67)	(0.83)	(0.84)
Return of capital	—		(0.03)		—	—	—
Total Dividends	(0.56)		(0.57)		(0.67)	(0.83)	(0.84)
Net Asset Value, End of Year	$13.36		$13.41		$13.59	$13.22	$13.10
Total Return(3)	3.85%		2.91%		8.06%	7.41%	10.29%
Net Assets, End of Year (millions)	$92		$21		$2	$2	$2
Ratios to Average Net Assets:
Expenses	0.50	%(4)	0.48%		0.54%	0.55%	0.56%
Net investment income	3.86		3.27		4.47	5.29 (2)	6.49
Portfolio Turnover Rate	23	%(5)	69	%(5)	418%	284%	214%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, those amounts would have been $0.72, $0.23 and 5.41% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio would have been 0.51%
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 523% and 427% for the years ended December 31, 2004 and 2003, respectively.

See Notes to Financial Statements.

21       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The U.S. Government Securities Fund (“Fund”), a separate diversified investment fund of the Smith Barney Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a

22       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer, for which specific information is not known, for example the face amount and maturity date in Government National Mortgage Association (“GNMA”), Federal Home Loan Mortgage Corp. (“FHLMC”) and Federal National Mortgage Association (“FNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk

23       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(g) Dividends and Distributions to Shareholders. Dividends from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,012,129 has been reclassified between accumulated net realized loss from investment transactions and undistributed net investment income as a result of a permanent difference attributable to book income from mortgage-backed securities treated as capital gain for tax and book/tax differences in the recognition of market premium on securities sold. These reclassifications have no effect on net assets or net asset values per share.

24       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager for the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the first $200 million of the Fund’s average daily net assets, and 0.40% of the Fund’s average daily net assets in excess of $200 million. This fee is calculated daily and paid monthly.

During the year ended December 31, 2004, SBFM voluntarily waived a portion of its management fee amounting to $45,261.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2004, the Fund paid transfer agent fees of $186,067 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, initial sales charges on Class L shares were eliminated. On April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2004, CGM received sales charges of approximately $202,000 and $4,000 on sales of the Fund’s Class A and C shares,

25       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

respectively. In addition, for the year ended December 31, 2004, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$236,000	$10,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

Purchases	$191,696,330

Sales	86,482,875

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,895,554
Gross unrealized depreciation	(2,140,720)

Net unrealized appreciation	$1,754,834

At December 31, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. 5 Year Treasury Note	110	3/05	$12,028,212	$12,048,438	$20,226

During the year ended December 31, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,858,332,984. For the year ended December 31, 2004, the Fund recorded interest income of $5,196,812 related to such transactions.

At December 31, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $168,096,039 for scheduled settlements of January 13, January 19 and January 20, 2005.

26       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$501,034	$477,541	$426,791

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$171,305	$45,237	$221,258	$192

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$15,231	$12,848	$19,870	$1,232

5.	Dividends Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003
Class A
Net investment income	$7,606,718	$8,491,373
Return of Capital	—	421,300

Total	$7,606,718	$8,912,673

Class B
Net investment income	$2,104,207	$2,578,253
Return of Capital	—	147,263

Total	$2,104,207	$2,725,516

Class C*
Net investment income	$1,971,319	$1,961,894
Return of Capital	—	115,163

Total	$1,971,319	$2,077,057

Class Y
Net investment income	$871,827	$848,277
Return of Capital	—	36,734

Total	$871,827	$885,011

*	As of April 29, 2004, Class L shares were renamed as Class C shares.

27       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At December 31, 2004, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,779,924	$37,060,037	3,593,028	$48,423,570
Shares issued on reinvestment	431,433	5,756,732	490,432	6,592,966
Shares reacquired	(4,222,757)	(56,267,050)	(5,711,053)	(76,613,551)

Net Decrease	(1,011,400)	$(13,450,281)	(1,627,593)	$(21,597,015)

Class B
Shares sold	292,767	$3,917,091	1,832,511	$24,802,084
Shares issued on reinvestment	125,976	1,683,415	159,262	2,144,753
Shares reacquired	(1,419,108)	(18,964,199)	(2,229,753)	(29,955,385)

Net Decrease	(1,000,365)	$(13,363,693)	(237,980)	$(3,008,548)

Class C*
Shares sold	1,794,153	$23,917,582	2,578,198	$34,716,735
Shares issued on reinvestment	127,145	1,692,384	123,500	1,659,122
Shares reacquired	(1,757,650)	(23,443,136)	(2,214,597)	(29,703,236)

Net Increase	163,648	$2,166,830	487,101	$6,672,621

Class Y
Shares sold	6,378,861	$85,493,910	1,415,509	$19,283,962
Shares issued on reinvestment	16,766	224,007	61,638	829,367
Shares reacquired	(1,065,379)	(14,308,146)	(98,639)	(1,319,982)

Net Increase	5,330,248	$71,409,771	1,378,508	$18,793,347

*	As of April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$12,554,071	$13,879,797
Return of capital	—	720,460

Total Distributions Paid	$12,554,071	$14,600,257

28       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income — net	$1,124,725
Other book/tax temporary differences	(23,171	)*
Capital loss carryforward	(5,591,585	)**
Unrealized appreciation	1,775,060	***

Total accumulated losses	$(2,714,971)

*	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures contacts and differences in the book/tax treatment of various items.
**	On December 31, 2004, the Fund had a net capital loss carryforward of $5,591,585, of which $4,393,953 expires in 2008, $777,138 expires in 2011 and $420,494 expires in 2012. This amount will be available to offset any future taxable capital gains.
***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The fund paid an ordinary income distribution of $1,396,082 to shareholders of record on January 28, 2005. This distribution will be reflected in the financial statements for the fiscal year ended December 31, 2005.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

29       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds

30       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

31       Smith Barney Funds, Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Securities Fund of Smith Barney Funds, Inc. (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Securities Fund of Smith Barney Funds, Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2005

32       Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the U.S. Government Securities Fund (“Fund”) are managed under the direction of the Smith Barney Funds, Inc. (“Company”) Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1982	Retired	27	None

Richard E. Hanson Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1982	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Director	Since 1992	Retired	27	John Hancock Funds

33       Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

34       Smith Barney Funds, Inc.       |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President, of Mutual Fund Administration at investors Capital Services (from 1999 to 2000)	NA	NA

Mark Lindbloom CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1956	Vice President and Investment Officer	Since 2002	Managing Director of CGM; Investment Officer of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Francis Mustaro CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1950	Vice President and Investment Officer	Since 2002	Managing Director of CGM; Investment Officer of SBAM	N/A	N/A

35       Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1965	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Pl. 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

36       Smith Barney Funds, Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney Funds, Inc. — U.S. Government Securities Fund during the taxable year ended December 31, 2004:

Record Date:	Monthly
Payable Date:	Monthly

Interest from Federal Obligations	3.14%

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your Tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

37       Smith Barney Funds, Inc.      |      2004 Annual Report

SMITH BARNEY

FUNDS, INC.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President
and Chief Administrative
Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Mark Lindbloom

Vice President and

Investment Officer

Francis Mustaro

Vice President and

Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Funds, Inc.

U.S. Government

Securities Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — U.S. Government Securities Fund, but it may also be used as sales literature.

U.S. GOVERNMENT SECURITIES FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2004 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01086 2/05	05-7898

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Funds, Inc. were $52,500 and $52,500 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Smith Barney Funds, Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Smith Barney Funds, Inc. of $6,700 and $6,700 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Funds, Inc.

(d)	All Other Fees for Smith Barney Funds, Inc. of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Funds, Inc. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Funds, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date:	March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Funds, Inc.

Date:	March 9, 2005

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Funds, Inc.

Date:	March 9, 2005